UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

A. H. Belo Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 11, 2017.

A. H. BELO CORPORATION

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 16, 2017

Date: May 11, 2017 Time: 10:00 AM CDT Location: TXCN Building 570 Young Street Dallas, Texas 75202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See proxy the materials reverse and side voting of this instructions notice to obtain .

A. H. BELO CORPORATION ATTN: CORPORATE SECRETARY 508 YOUNG STREET

DALLAS, TX 75202

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. 2017 Proxy Statement 2. Annual Report for Year Ended December 31, 2016 3. Map 4. Notice to Plan Participants

How to View Online:

Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Shareholders of record as of the Record Date are invited to attend the annual meeting. Directions to attend the annual meeting are included in the proxy materials. At the meeting, you will need to request a ballot to vote. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote “FOR” the following nominees:

1. Election of Directors

Nominees

01) John A. Beckert 02) Robert W. Decherd 03) Tyree B. Miller

The Board of Directors recommends a vote “FOR” Proposals 2, 3 and 4 and for “THREE YEARS” on Proposal 5:

2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

3. Approval of the material terms for performance-based awards under the A.H. Belo 2017 Incentive Compensation Plan.

4. Approval of an advisory resolution on executive compensation (say-on-pay).

5. An advisory vote on the frequency of future say-on-pay votes (say-on-frequency).

NOTE: In their discretion, the proxyholders and trustee are authorized to vote on any other matters that may properly come before the meeting or any adjournment(s) thereof.

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